Exhibit 10.101

                      FIRST AMENDMENT TO CREDIT AGREEMENT


            FIRST AMENDMENT (the "Amendment"), dated as of July 9, 1996, among READING & BATES CORPORATION ("Holdings"), READING & BATES DRILLING CO. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), Credit Lyonnais New York Branch, as Co-Agent (the "Co-Agent") and Christiania Bank og Kreditkasse, New York Branch, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                             W I T N E S S E T H :


            WHEREAS, Holdings, the Borrower, the Banks, the Co-Agent and the Agent are parties to a Credit Agreement, dated as of April 30, 1996 (as amended, modified or supplemented, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

      1. On and after the First Amendment Effective Date (as hereinafter defined), the Total Commitment under the Credit Agreement shall (and the parties hereto agree that it shall) be increased from $100,000,000 to $140,000,000 and the Commitment of each Bank shall on such date be equal to the respective amounts shown on Annex I hereto, which on the First Amendment Effective Date shall replace existing Annex I to the Credit Agreement.

      2. Section 2.01(c) of the Credit Agreement is hereby amended by inserting the following proviso immediately prior to the semi-colon in clause
(i)(y) thereof:

      ", provided that on and after the First Amendment Effective Date, until such time as the conditions set forth in Section 7.13 are fully complied with, for purposes of this clause (y) the Adjusted Total Commitment shall be calculated on the basis of a Total Commitment of $120,000,000.

      3. Section 3.03(b) of the Credit Agreement is hereby amended by deleting the commitment reduction schedule contained therein and inserting in lieu thereof the following new commitment reduction schedule:

            Date                    Amount

      May 1, 1997                   $11,900,000
      November 1, 1997              $11,900,000
      May 1, 1998                   $11,900,000
      November 1, 1998              $11,900,000
      May 1, 1999                   $11,900,000
      November 1, 1999              $11,900,000
      May 1, 2000                   $11,900,000
      November 1, 2000              $11,900,000
      Maturity Date                 Remaining amount
                                    of Total Commitment

      4. Conditions Precedent to the First Amendment Effective Date. The occurrence of the First Amendment Effective Date and the obligation of the Banks to increase their Commitments hereunder are subject (except as otherwise hereinafter indicated), to the satisfaction of each of the following conditions:

            (a) Execution of Amendment; Notes. (i) The Amendment shall have been executed and (ii) there shall have been delivered to the Agent for the account of each Bank which has a changed Commitment as a result of this Amendment a new Revolving Note in the appropriate amount to reflect such new Commitment and as otherwise provided in the Credit Agreement.

            (b) Opinions of Counsel. The Agent shall have received opinions, addressed to the Agent and each of the Banks and dated the First Amendment Effective Date, from (i) Wayne Hillin, Esq., General Counsel to the Credit Parties, which opinion shall cover matters, and shall be in form and substance, satisfactory to the Agent and (ii) from local counsel satisfactory to the Agent as the Agent may request, which opinions shall cover the perfection of the security interests (including, without limitation, opinions as to the enforceability and effect of the Mortgage Amendments (as herein defined)) granted pursuant to this Amendment and such other matters incident to the transactions contemplated herein as the Agent may reasonably request and shall be in form and substance satisfactory to the Agent.

            (c) Corporate Proceedings. (1) The Agent shall have received from each of RB Drilling Co. and HRB Rig Corporation (each an "Additional Mortgagor" and together the "Additional Mortgagors") a certificate, dated the First Amendment Effective Date, signed by the President or any Vice-President or other appropriate representative of such Additional Mortgagor in the form of Exhibit F with appropriate insertions and deletions, together with copies of the certificate of formation, the by-laws, or other organizational documents of such Additional Mortgagor and the resolutions, or such other administrative approval, of such Additional Mortgagor referred to in such certificate and all of the foregoing (including each such certificate of formation, certificate of incorporation and by-laws) shall be reasonably satisfactory to the Agent.

            (2) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all certificates, documents and papers, including good standing certi-ficates and any other records of corporate proceedings and governmental approvals, if any, which the Agent may have reasonably requested in con-nection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

            (d) Fees. The Borrower shall have paid to the Agent and the Banks all Fees and expenses agreed upon by such parties to be paid on or prior to such date.

            (e) Repayment; Notice of Borrowing. The Borrower shall repay to the Agent and the Banks all amounts outstanding under the Credit Facility (including accrued interest thereon and any breakage fees incurred by the Agent and the Banks as a result of such repayment), whereupon the Borrower may reborrow such amounts (which reborrowing may occur simultaneously with the repayment described above), pursuant to a Notice of Borrowing in the form of Exhibit A to the Credit Agreement, pro rata based upon the commitments as in effect immediately following the effectiveness of this Amendment.

            (f) Security Agreement. Each Additional Mortgagor shall have duly authorized, executed and delivered a counterpart to the Security Agreement, together with:

                  (1) executed copies of Financing Statements (Form UCC-1 and/or UCC-3) or appropriate local equivalent in appropriate form for filing under the UCC or appropriate local equivalent of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement;

                  (2)   certified copies of Requests for Information or Copies
            (Form UCC-11), or equivalent reports, each of a recent date listing all effective financing statements that name any Additional Mortgagor or a division or operating unit of any such Person, as debtor and that are filed in the jurisdictions referred to in immediately preceding clause (1), together with copies of such financing statements (none of which shall cover the Collateral except (x) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Collateral Agent and (y) to the extent evidencing Permitted Liens);

                  (3) evidence that all other recordings and filings of, or with respect to, the Security Agreement, and all other actions, as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Security Agreement have been completed (it being understood and agreed that UCC financing statements and termination statements shall be filed in the appropriate governmental office within three Business Days after the First Amendment Effective
            Date);

      and the Security Agreement and such other documents shall be in full force and effect.

            (g) Subsidiary Guaranty. Each Additional Mortgagor (each a "Subsidiary Guarantor") shall have duly authorized, executed and delivered a counterpart of the Subsidiary Guaranty, and the Subsidiary Guaranty shall be in full force and effect with respect to such Additional Mortgagors.

            (h) Change of Registry. The national registry of the drilling rig "J.W. McLean" shall be changed from the Bahamas to Panama with the Bahamian Mortgage to be replaced by a Panamanian Mortgage pursuant to clause (i)(2) below.

            (i) Mortgages. (i) Each Additional Mortgagor shall have duly authorized, executed and delivered the following document or documents to which it is a party (as modified, amended or supplemented from time to time, the "Additional Mortgages"):

                  (1) with respect to the drilling rig "Harvey H. Ward," a US Mortgage substantially in the form of Exhibit A-1 hereto; and

                  (2) with respect to each of the drilling rigs "Rig 41" and "J.W. McLean," a Panamanian Mortgage, substantially in the form of Exhibit A-2 hereto.

      All actions necessary, desirable or otherwise reasonably requested by the Collateral Agent to provide the Collateral Agent with a perfected first priority security interest in all Collateral purported to be covered by the Additional Mortgages shall have been taken.

            (ii) The respective Mortgagors of the drilling rigs "Jack Bates," "W.D. Kent" and "D.R. Stewart" shall have duly authorized, executed and delivered amendments to the Mortgages securing such vessels, substantially in the form of Exhibit B-1 hereto, and the Mortgagor of the drilling rig "Charley Graves" shall have duly authorized, executed and delivered an amendment to the Mortgage securing such vessel, substantially in the form of Exhibit B-2 hereto.

            (j) Evidence of Lien, etc. The Agent shall have received (i) United States Coast Guard certificates of ownership showing (or con-firmation updating previously reviewed certificates and indicating) that the US Rig Harvey H. Ward is registered in the ownership of HRB Rig Corporation, and subject to the Lien of the US Mortgage and free of all other Liens of record, (ii) a certificate of the Director General of the Public Registry of Panama showing (or confirmation updating previously reviewed certificates and indicating) that the Panamanian Rig 41 is registered in the ownership of RB Drilling Co., and the Panamanian Rig J.W. McLean is registered in the ownership of the Borrower, each subject to the Lien of the applicable Panamanian Mortgage and free of all other Liens of record.

            (k)   Vessel  Trust Indenture.    HRB Rig  Corporation shall  have
      acknowledged and agreed to the terms of the Amended and Restated Vessel Trust Indenture.

            (l) Rig Reports; Drilling Contracts. (i) The Agent shall have received:

                  (1) reports from Approved Shipbrokers setting forth the Market Value of each of the Harvey H. Ward, Rig 41, and the offshore production vessel Seillean (each an "Additional Collateral Rig" and collectively, the "Additional Collateral Rigs");

                  (2) evidence satisfactory to the Collateral Agent that each of the drilling rigs Harvey H. Ward and Rig 41 are classified in the highest class available for rigs or vessels of its age and type with the American Bureau of Shipping, Inc. or another internationally recognized classification society reasonably acceptable to the Collateral Agent, free of any material outstanding requirements or recommendations; and

            (ii) The Agent shall have received true and correct copies of all current and pending drilling contracts relating to the Harvey H. Ward and Rig 41.

            (m) Insurance Report. On or prior to the First Amendment Effective Date, the Agent shall have received a detailed report from Soriero & Company, Inc., or another firm of independent marine insurance brokers acceptable to the Agent and the Required Banks with respect to the insurance maintained by the Additional Mortgagors in connection with the Harvey H. Ward and Rig 41, together with a certificate from such broker certifying that such insurances (i) are placed with such insurance companies and/or underwriters and/or clubs, in such amounts, against such risks, and in such form, as are normally insured against by similarly situated insureds and as are necessary or advisable for the protection of the Trustee or the Agent, as the case may be, as Mortgagee and (ii) conform with the requirements of the Additional Mortgages.

            (n) Collateral Assignments of Insurance. Each Additional Mortgagor shall have executed and delivered to the Collateral Agent a Collateral Assignment of Insurance with respect to the insurance main-tained by such Additional Mortgagor on the Harvey H. Ward and Rig 41, together with:

                  (1) executed copies of Financing Statements (Form UCC-1 and/or UCC-3) or appropriate local equivalent in appropriate form for filing under the UCC or appropriate local equivalent of each jurisdiction as may be necessary to perfect the assignments purported to be created by each Collateral Assignment of Insurance;

                  (2)   certified copies of Requests for Information or Copies
            (Form UCC-11), or equivalent reports, each of a recent date listing all effective financing statements that name any Additional Mortgagor or a division or operating unit of such Person, as debtor and that are filed in the jurisdictions referred to in immediately preceding clause (1), together with copies of such financing statements (none of which shall cover the Collateral except (x) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Collateral Agent and (y) to the extent evidencing Permitted Liens);

                  (3) evidence that all other recordings and filings of, or with respect to, each Collateral Assignment of Insurance, and all other actions, as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the assignments intended to be created by each Collateral Assignment of Insurance have been completed (it being understood and agreed that UCC financing statements and termination statements shall be filed in the appropriate governmental office within three Business Days after the First Amendment Effective Date);

      and each such Collateral Assignment of Insurance shall be in full force and effect.

      5. Section 7 of the Credit Agreement is hereby amended by inserting at the end thereof the following Section 7.13:

                  7.13 Availability Covenants. Notwithstanding anything to the contrary contained in this Agreement, the sum of (x) the outstanding principal amount of Loans pursuant to this Agreement and (y) the Letter of Credit Outstandings pursuant to this Agreement shall in no event exceed $120,000,000 until such time, if any, as the following conditions are satisfied (as determined in good faith by the Agent):

                  (a) Rig Acquisition. RB Drilling Co. shall have completed the purchase of the offshore production vessel Seillean from Britoil (Beta) Limited, pursuant to acquisition documents reasonably acceptable in form and substance to the Agent and the Required Banks.

                  (b) Mortgages. RB Drilling Co. shall have duly authorized, executed and delivered a Panamanian Mortgage with respect to the Seillean (the "Seillean Mortgage"), substantially in the form of Exhibit A-2 hereto and all actions necessary, desirable or otherwise reasonably requested by the Collateral Agent to provide the Collateral Agent with a perfected first priority security interest in the Seillean shall have been taken.

                  (c) Evidence of Lien, etc. The Agent shall have received a certificate of the Director General of the Public Registry of Panama showing (or confirmation updating previously reviewed certificates and indicating) that the Panamanian Rig Seillean is registered in the ownership of RB Drilling Co., and subject to the Lien of the Panamanian Mortgage and free of all other Liens of record.

                  (d)   Report; Contracts.  The Agent shall have received:

                        (1) evidence satisfactory to the Collateral Agent that the offshore production vessel Seillean is classified in the highest class available for rigs or vessels of its age and type with the American Bureau of Shipping, Inc. or another internationally recognized classification society reasonably acceptable to the Collateral Agent, free of any material outstanding requirements or recommendations; and

                        (2)   true  and correct  copies  of  all  current  and
            pending     operation and/or  charter  contracts relating  to  the
            Seillean.

                  (e) Insurance Report. On or prior to the First Amendment Effective Date, the Agent shall have received a detailed report from Soriero & Company, Inc., or another firm of independent marine insurance brokers acceptable to the Agent and the Required Banks evidencing, to the satisfaction of the Agent, the inclusion of the Seillean under all appropriate insurances maintained by RB Drilling Co..

                  (f) Collateral Assignment of Insurance. RB Drilling Co. shall have executed and delivered a Collateral Assignment of Insurance with respect to the insurance maintained on the Seillean, together with:

                  (1) executed copies of Financing Statements (Form UCC-1 and/or UCC-3) or appropriate local equivalent in appropriate form for filing under the UCC or appropriate local equivalent of each jurisdiction as may be necessary to perfect the assignments purported to be created by each Collateral Assignment of Insurance;

                  (2) evidence that all other recordings and filings of, or with respect to, such Collateral Assignment of Insurance, and all other actions, as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the assignment intended to be created by such Collateral Assignment of Insurance have been completed (it being understood and agreed that UCC financing statements and termination statements shall be filed in the appropriate governmental office within three Business Days after the First Amendment Effective Date);

            and such Collateral Assignment of Insurance shall be in full force and effect.

                  (g) Updated Annexes. The Agent shall have received (i) an updated schedule of Rigs and Vessels to replace Annex VI to the Credit Agreement, which schedule shall include the information with respect to the Seillean and (ii) an updated schedule of Existing Liens (if necessary) to replace Annex VIII, with all Liens required to be listed thereon constituting Permitted Liens.

      6. Section 10 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

            "First Amendment Effective Date" shall mean the First Amendment Effective Date as defined in the First Amendment, dated July 9, 1996, to this Agreement.

            "First Amendment" shall mean the First Amendment, dated July 9, 1996, to this Agreement.

      7. The definition of "Bahamian Rig" appearing in Section 10 of the Credit Agreement is hereby amended by adding a reference to ", prior to the First Amendment Effective Date" immediately following the reference to "shall mean."

      8. The definition of "Mortgage" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the current definition in its entirety and inserting in lieu thereof the following new definition:

            "Mortgage" shall mean (i) prior to the First Amendment Effective Date, each of the Mortgages as defined in Section 5.13(a), (ii) on and after the First Amendment Effective Date, but prior to the effectiveness of the Seillean Mortgage as defined in paragraph 5(b) of the First Amendment, each of the Mortgages as defined in Section 5.13(a) (except the Bahamian Mortgage) and each of the Additional Mortgages as defined in paragraph 4(i) of the First Amendment and (iii) subsequent to the effectiveness of the Seillean Mortgage, each of the Mortgages as defined in Section 5.13(a) (except the Bahamian Mortgage), each of the Additional Mortgages and the Seillean Mortgage.

      9. The definition of "Panamanian Rig" contained in Section 10 of the Credit Agreement is hereby amended by deleting the current definition in its entirety and inserting in lieu thereof the following new definition:

            "Panamanian Rig" shall mean (i) prior to the First Amendment Effective Date, the offshore drilling rig Charley Graves, (ii) on and after the First Amendment Effective Date, but prior to the effectiveness of the Seillean Mortgage as defined in paragraph 5(b) of the First Amendment, the offshore drilling rigs Charley Graves, J.W. McLean and Rig 41, and (iii) subsequent to the effectiveness of the Seillean Mortgage, the offshore drilling rigs Charley Graves, J.W. McLean, Rig 41, and the offshore production vessel Seillean.

      10. The definition of "U.S. Rigs" contained in Section 10 of the Credit Agreement is hereby amended by deleting the current definition in its entirety and inserting in lieu thereof the following new definition:

            "U.S. Rigs" shall mean (i) prior to the First Amendment Effective Date, the offshore drilling rigs Jack Bates, D.R. Stewart and W.D. Kent and (ii) on and after the First Amendment Effective Date, the offshore drilling rigs Jack Bates, D.R. Stewart, W.D. Kent and Harvey H. Ward.

      11. On the First Amendment Effective Date, existing Annex IV shall be replaced with Annex IV hereto.

      12. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) the repre-sentations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date (as defined herein) in each case both before and after giving effect to this Amendment.

      13. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Holdings, the Borrower and the Agent.

      15. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      16. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) each of Holdings, the Borrower, and the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Agent at the Notice Office and (ii) each of the conditions set forth in paragraph 4 hereof shall have been satisfied.

      17. From and after the First Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

            IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              READING & BATES CORPORATION


                              By:
                                 Title:

                              READING & BATES DRILLING CO.


                              By:
                                 Title:

                              CHRISTIANIA BANK OG
                                KREDITKASSE, NEW YORK BRANCH,
                                Individually, and as Agent


                              By:
                                 Title:

                              By:
                                 Title:

                              CREDIT LYONNAIS NEW YORK
                                BRANCH


                              By:
                                 Title:

                              BANQUE INDOSUEZ


                              By:
                                 Title:

                              By:
                                 Title:

                              BANK AUSTRIA AKTIENGESELLSCHAFT


                              By:
                                 Title:


                              By:
                                 Title:

                              THE FUJI BANK, LIMITED


                              By:
                                 Title:

                                                                       ANNEX I


                                  COMMITMENTS

                           Bank                     Commitment

            Christiania Bank og Kreditkasse,        $55,000,000
            New York Branch
            Credit Lyonnais New York Branch         $32,500,000
            Banque Indosuez                         $18,500,000
            Bank Austria Aktiengesellschaft         $18,500,000
            The Fuji Bank, Limited                  $15,500,000

                  Total                            $140,000,000